Income Taxes (Effective Income Tax Reconciliation) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Statutory income tax rate (as a percent)	35.00%	35.00%	35.00%
Effective Income Tax Rate Reconciliation, Amount [Abstract]
U.S. statutory rate at 35%	$ 290	$ 269	$ 224
Tax on foreign income	(81)	(88)	(74)
Valuation allowance	9	(14)	21
Tax contingencies	6	11	13
Tax law changes	174	3	4
Other items, net	3	5	(10)
Total	$ 401	$ 186	$ 178